                                [GRAPHIC]

                                 Smith Barney
[GRAPHIC]                        Managed
                                 Governments
                                 Fund Inc.


                                 -------------
                                 ANNUAL REPORT
                                 -------------


                                 July 31, 1998



                          [LOGO] Smith Barney Mutual Funds
                                 Investing for your future.
                                 Every day.(SM)

Smith Barney Managed
Governments Fund Inc.

================================================================================

================================================================================

The Smith Barney Managed Governments Fund ("Fund") seeks high current income consistent with liquidity and safety of capital. The Fund invests primarily in the debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities, with an emphasis on mortgage-backed government securities.


Smith Barney Managed Governments Fund Inc.
Average Annual Total Returns
July 31, 1998

                                   Without Sales Charges(1)
                        --------------------------------------------
                            Class A        Class B     Class L(2)
================================================================================
One-Year                     5.51%         4.99%          5.07%
--------------------------------------------------------------------------------
Five-Year                    5.70          5.14           5.17
--------------------------------------------------------------------------------
Ten-Year                     8.24           N/A            N/A
--------------------------------------------------------------------------------
Since Inception+             8.78          6.20           5.33
================================================================================

                                    With Sales Charges(3)
                        --------------------------------------------
                            Class A        Class B     Class L(2)
================================================================================
One-Year                     0.73%         0.53%          3.04%
--------------------------------------------------------------------------------
Five-Year                    4.72          4.98           4.69
--------------------------------------------------------------------------------
Ten-Year                     7.74           N/A            N/A
--------------------------------------------------------------------------------
Since Inception+             8.42          6.20           5.13
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

There are a number of reasons to expect a slowdown in U.S. economic growth and, therefore, a diminishing threat of higher inflation. We believe that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For these reasons, we remain very positive on the prospects for U.S. government agency securities.


================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SHMGX
           Class B                      MGVBX

================================================================================
What's Inside
================================================================================

Shareholder Letter ...................................................         1

Historical Performance ...............................................         3

Smith Barney Managed Goverments
Fund Inc. at a Glance ................................................         5

Schedule of Investments ..............................................         6

Statement of Assets and Liabilities ..................................         7

Statement of Operations ..............................................         8

Statements of Changes in Net Assets ..................................         9

Notes to Financial Statements ........................................        10

Financial Highlights .................................................        15

Independent Auditors' Report .........................................        17

Additional Shareholder Information ...................................        18

Tax Information ......................................................        19

================================================================================
Shareholder Letter
================================================================================



[PHOTO]                                 [PHOTO]

HEATH B.                                JAMES E.
MCLENDON                                CONROY

Chairman                                Vice President and
                                        Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Managed Governments Fund Inc. for the year ended July 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

We are pleased to report that the Fund's Class A shares posted a total return of 5.51% for the year ended July 31, 1998. The Fund's performance was roughly in line with its Lipper Analytical Services Inc. peer group average of 5.67% for the same period. (Lipper is an independent fund-tracking organization.) In addition, the Fund distributed income dividends of approximately $0.80 per Class A share during the past year. For performance information on the Fund's other share classes, please turn to page three.

Market Update and Outlook

Two distinct themes dominated bond markets in the past year: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have proven to be quite favorable for bonds.

As can be seen from the chart below, interest rates have continued to decline during the past year:

Yields from U.S. Treasury Securities

                                            7/31/98       8/1/97
                                            -------       ------
90-Day U.S. Treasury Bill                    5.05%         5.27%
2-Year U.S. Treasury Note                    5.48          5.87
5-Year U.S. Treasury Note                    5.50          6.07
10-Year U.S. Treasury Bond                   5.49          6.18
30-Year U.S. Treasury Bond                   5.72          6.45

It has been more than a year after the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations have heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non performing loans.

Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. The inability of the Japanese government to provide effective solutions to its prolonged recession culminated in a political crisis in July. As a result, Prime Minister Hashimoto was forced to resign. Since then, news from Japan continues to worsen. Incoming Prime Minister Obuchi quickly announced reforms to salvage Japan's ailing banking system but has yet to capture the confidence of investors.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. We believe that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     1

Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997. Auctions of five-year U.S. Treasury notes have been reduced from monthly to quarterly and auctions of three-year U.S. Treasury notes have been eliminated all together. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At each of its meetings in March 1998, May 1998 and July 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick up in inflationary pressures.

Fed Chairman Alan Greenspan has cited a number of crosscurrents in the U.S. economy that has led the FOMC to adopt a wait-and-see attitude. By many traditional measures, U.S. economic growth has been quite robust. The U.S. economy grew at an annualized rate of 5.4% in the first quarter of 1998 compared to the 3.7% annual rate for 1997 and unemployment dropped to a mere 4.3% in April 1998, the lowest level in decades. In recent months, there have been increasing signs of upward wage pressures, especially in the service industries. In addition, the housing market, a leading indicator of economic growth, was particularly strong. This vigorous growth has led to increased concern that demand might soon outpace capacity and lead to price increases.

However, we share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, in recent months, conditions in Asian financial markets have deteriorated even further since the crisis began. Falling commodity prices (especially oil) around the world have also offset inflationary pressures. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

Investment Strategy

For most of the calendar year 1997, U.S. Treasury securities drove the Fund's performance. In response to the historically low yields of U.S. Treasury securities, we have placed an increased emphasis on mortgage-backed securities so far in 1998.

Market Outlook

Looking ahead, we view the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. In our view, there is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth and, therefore, a diminishing threat of higher inflation. We believe that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For all of the above reasons, we remain very positive on the prospects for U.S. government agency securities.

In closing, thank you for investing in the Smith Barney Managed Governments Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon               /s/ James E. Conroy

Heath B. McLendon                   James E. Conroy
Chairman                            Vice President and
                                    Investment Officer


July 31, 1998


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

===================================================================================================================================
Historical Performance -- Class A Shares
===================================================================================================================================

                                        Net Asset Value
                                   --------------------------
                                   Beginning            End            Income        Capital Gain        Return            Total
Year Ended                          of Year           of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
7/31/98                             $12.84            $12.73           $0.80            $0.00             $0.00            5.51%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                              12.27             12.84            0.82             0.00              0.00           11.80
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                              12.63             12.27            0.82             0.00              0.01            3.76
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                              12.50             12.63            0.74             0.00              0.04            7.67
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                              13.29             12.50            0.61             0.00              0.19            0.08
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                              12.88             13.29            0.66             0.23              0.00           10.43
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                              12.09             12.88            0.91             0.00              0.08           15.25
-----------------------------------------------------------------------------------------------------------------------------------
7/31/91                              12.13             12.09            0.98             0.00              0.11            9.02
-----------------------------------------------------------------------------------------------------------------------------------
7/31/90                              12.19             12.13            1.07             0.00              0.03            9.01
-----------------------------------------------------------------------------------------------------------------------------------
7/31/89                              12.04             12.19            0.96             0.00              0.11           10.62
===================================================================================================================================
  Total                                                                $8.37            $0.23             $0.57
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class B Shares
===================================================================================================================================

                                        Net Asset Value
                                   --------------------------
                                   Beginning           End            Income        Capital Gain        Return            Total
Year Ended                          of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
7/31/98                             $12.84            $12.73           $0.73            $0.00             $0.00            4.99%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                              12.27             12.84            0.76             0.00              0.00           11.23
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                              12.63             12.27            0.76             0.00              0.01            3.24
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                              12.50             12.63            0.67             0.00              0.04            7.04
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                              13.29             12.50            0.56             0.00              0.17           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                 12.64             13.29            0.41             0.16              0.00            9.92+
===================================================================================================================================
  Total                                                                $3.89            $0.16             $0.22
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class L Shares
===================================================================================================================================

                                         Net Asset Value
                                   --------------------------
                                   Beginning           End            Income        Capital Gain        Return            Total
Year Ended                          of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
7/31/98                             $12.84            $12.73           $0.74            $0.00             $0.00            5.07%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                              12.27             12.84            0.76             0.00              0.00           11.26
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                              12.63             12.27            0.76             0.00              0.01            3.25
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                              12.50             12.63            0.67             0.00              0.04            7.04
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                              13.29             12.50            0.56             0.00              0.17           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                 13.18             13.29            0.03             0.02              0.00            1.25+
===================================================================================================================================
  Total                                                                $3.52            $0.02             $0.22
===================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     3

===================================================================================================================================
Historical Performance -- Class Y Shares
===================================================================================================================================

                                         Net Asset Value
                                   ---------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
===================================================================================================================================
7/31/98                             $12.84            $12.74           $0.84            $0.00             $0.00            5.94%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                              12.27             12.84            0.86             0.00              0.00           12.16
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96                 12.86             12.27            0.44             0.00              0.01           (1.10)+
===================================================================================================================================
  Total                                                                $2.14            $0.00             $0.01
===================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

===================================================================================================================================
Average Annual Total Returns
====================================================================================================================================

                                                                                        Without Sales Charges(1)
                                                                     --------------------------------------------------------------

                                                                     Class A           Class B           Class L            Class Y
===================================================================================================================================
Year Ended 7/31/98                                                    5.51%             4.99%             5.07%              5.94%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                                              5.70              5.14              5.17                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                                               8.24               N/A               N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                                            8.78              6.20              5.33               6.73
===================================================================================================================================

                                                                                         With Sales Charges(2)
                                                                     --------------------------------------------------------------
                                                                     Class A           Class B           Class L            Class Y
===================================================================================================================================
Year Ended 7/31/98                                                    0.73%             0.53%             3.04%              5.94%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/98                                              4.72              4.98              4.96                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/98                                               7.74               N/A               N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/98                                            8.42              6.20              5.13               6.73
===================================================================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                        Without Sales Charges(1)
================================================================================

Class A (7/31/88 through 7/31/98)                                120.74%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/98)                              41.20
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/98)                              30.26
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/98)                              17.52
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

================================================================================
Smith Barney Managed Governments Fund Inc. at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lipper Mortgage Securities Average and Lehman Brothers Government Bond Index+
--------------------------------------------------------------------------------

                             July 1988 -- July 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Smith Barney         Lipper Mortgage        Lehman Brothers
                       Managed Governments       Securities              Aggregate
                            Fund Inc.              Average               Bond Index
                         ----------------      ---------------        ---------------
July 1988                    $ 9,548               $10,000                $10,000
July 1989                    $10,562               $11,223                $11,524
July 1990                    $11,514               $12,084                $12,223
July 1991                    $12,552               $13,350                $13,449
July 1992                    $14,467               $15,114                $15,500
July 1993                    $15,976               $16,394                $17,175
July 1994                    $15,988               $16,068                $17,152
July 1995                    $17,215               $17,473                $20,148
July 1996                    $17,860               $18,337                $21,188
July 1997                    $19,975               $20,180                $23,344
July 1998                    $21,077               $21,444                $25,293


+ Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1988, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1998. The Lipper Analytical Services, Inc. U.S. Mortgage Securities Bond Fund Average ("Lipper Mortgage Securities Average") is composed of the Fund's peer group of mutual funds (71 funds as of July 31, 1998) investing in U.S. mortgage-backed securities. Lipper Analytical Services, Inc. is a widely-recognized mutual fund information service. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Investment Breakdown*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury\Strips                                   2.4%
GNMA                                                  29.1%
Repurchase Agreement                                  13.8%
FHLMC and FNMA                                        54.7%

*    As a percentage of total investments.


U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     5

====================================================================================================================================
Schedule of Investments                                                                                                July 31, 1998
====================================================================================================================================

        FACE
       AMOUNT                                SECURITY                                                                     VALUE
====================================================================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 86.2%
    $27,750,000     U.S. Treasury Strip, zero coupon due 11/15/09                                                     $ 14,637,293
         15,330     Federal Home Loan Mortgage Corporation, 14.750% due 3/1/10                                              18,128
     55,000,000     Federal Home Loan Mortgage Corporation, 7.000% due 8/1/13*                                          56,134,729
          4,770     Federal Home Loan Mortgage Corporation, 8.000% due 8/1/17                                                4,981
     26,933,162     Federal Home Loan Mortgage Corporation, 7.000% due 6/1/28                                           27,362,207
     44,775,001     Federal Home Loan Mortgage Corporation, 6.000% due 7/1/28                                           43,571,674
     10,000,000     Federal Home Loan Mortgage Corporation, 6.000% due 7/1/28*                                           9,715,600
     25,000,000     Federal Home Loan Mortgage Corporation, 6.500% due 7/1/28*                                          25,304,500
      3,000,000     Federal National Mortgage Association, 5.500% due 6/1/05*                                            2,931,540
     43,483,905     Federal National Mortgage Association, 5.500% due 7/1/05+                                           42,491,603
     30,000,000     Federal National Mortgage Association, 6.500% due 8/1/13*                                           30,187,500
     30,149,971     Federal National Mortgage Association, 6.500% due 8/1/13                                            30,338,409
        284,921     Federal National Mortgage Association, 8.000% due 4/1/27+                                              295,427
     58,500,000     Federal National Mortgage Association, 6.500% due 8/1/28*                                           58,152,510
     35,000,000     Federal National Mortgage Association P-Strip, zero coupon due 7/5/14                               13,590,850
      1,685,221     Government National Mortgage Association I, 10.000% due 7/15/20+                                     1,841,627
     10,616,477     Government National Mortgage Association I, 9.000% due 7/15/26+                                     11,349,651
     55,500,000     Government National Mortgage Association I, 8.000% due 7/1/28*                                      57,546,285
      7,096,481     Government National Mortgage Association I, 8.000% due 7/1/28+                                       7,369,199
     25,000,000     Government National Mortgage Association I, 7.000% due 8/1/28*                                      25,367,000
     40,000,000     Government National Mortgage Association I, 7.500% due 8/1/28*                                      41,137,200
     32,977,096     Government National Mortgage Association I Platinum, 9.000% due 11/15/17+++                         35,615,264
        869,606     Government National Mortgage Association II, 10.000% due 10/20/16                                      941,619
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                    (Cost -- $533,579,213)                                                                             535,904,796
====================================================================================================================================
REPURCHASE AGREEMENT -- 13.8%
     85,579,000     Goldman, Sachs & Co., 5.599% due 8/3/98; Proceeds at
                    maturity -- $85,618,926; (Fully collateralized by U.S.
                    Treasury Notes, 5.375% due 7/31/00;
                    Market value -- $87,330,419) (Cost -- $85,579,000)                                                  85,579,000
====================================================================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $619,158,213**)                                                                          $621,483,796
====================================================================================================================================

*    Security has been issued on a to-be-announced basis ("TBA") (See Note 9).

+ Date shown represents the last in range of maturity dates for the mortgage certificates only.

++ Security partially segregated by custodian for reverse repurchase agreements.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

========================================================================================
Statement of Assets and Liabilities                                        July 31, 1998
========================================================================================

ASSETS:
     Investments, at value (Cost -- $533,579,213)                          $535,904,796
     Repurchase agreement, at value (Cost -- $85,579,000)                    85,579,000
     Cash                                                                       131,898
     Receivable for securities sold                                         311,341,645
     Receivable for Fund shares sold                                          8,608,427
     Interest receivable                                                      2,052,366
----------------------------------------------------------------------------------------
     Total Assets                                                           943,618,132
----------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                       400,217,967
     Dividends payable                                                        1,302,212
     Investment advisory fees payable                                           196,127
     Payable for Fund shares purchased                                          164,465
     Administration fees payable                                                 87,167
     Distribution fees payable                                                   22,155
     Accrued expenses                                                            41,641
----------------------------------------------------------------------------------------
     Total Liabilities                                                      402,031,734
----------------------------------------------------------------------------------------
Total Net Assets                                                           $541,586,398
========================================================================================
NET ASSETS:
     Par value of capital shares                                           $     42,556
     Capital paid in excess of par value                                    557,078,841
     Overdistributed net investment income                                   (1,316,529)
     Accumulated net realized loss from security
        transactions and futures contracts                                  (16,544,053)
     Net unrealized appreciation of investments                               2,325,583
----------------------------------------------------------------------------------------
Total Net Assets                                                           $541,586,398
========================================================================================
Shares Outstanding:
     Class A                                                                 29,397,011
----------------------------------------------------------------------------------------
     Class B                                                                  5,809,348
----------------------------------------------------------------------------------------
     Class L                                                                    220,935
----------------------------------------------------------------------------------------
     Class Y                                                                  7,128,618
----------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                              $12.73
----------------------------------------------------------------------------------------
     Class B *                                                                   $12.73
----------------------------------------------------------------------------------------
     Class L **                                                                  $12.73
----------------------------------------------------------------------------------------
     Class Y (and redemption price)                                              $12.74
----------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)           $13.33
----------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)           $12.86
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     7

================================================================================
Statement of Operations                         For the Year Ended July 31, 1998
================================================================================

INVESTMENT INCOME:
     Interest                                                       $38,654,105
     Less: Interest expense (Note 6)                                   (698,652)
--------------------------------------------------------------------------------
     Total Investment Income                                         37,955,453
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                2,503,412
     Distribution fees (Note 2)                                       1,623,636
     Administration fees (Note 2)                                     1,112,627
     Shareholder and system servicing fees                              338,622
     Shareholder communication fees                                     105,598
     Registration fees                                                   90,002
     Directors' fees                                                     59,999
     Audit and legal fees                                                53,998
     Custody fees                                                        24,999
     Other                                                               27,189
--------------------------------------------------------------------------------
     Total Expenses                                                   5,940,082
--------------------------------------------------------------------------------
Net Investment Income                                                32,015,371
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS (NOTES 3 AND 8):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)      35,573,160
        Futures contracts                                            (4,582,946)
--------------------------------------------------------------------------------
     Net Realized Gain                                               30,990,214
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                            36,227,324
        End of year                                                   2,325,583
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (33,901,741)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                        (2,911,527)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $29,103,844
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

=======================================================================================================
Statements of Changes in Net Assets                                       For the Years Ended July 31,
=======================================================================================================

                                                                             1998             1997
=======================================================================================================
OPERATIONS:
     Net investment income                                               $32,015,371       $37,817,369
     Net realized gain (loss)                                             30,990,214        (5,443,386)
     Increase (decrease) in net unrealized appreciation                  (33,901,741)       33,181,127
-------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               29,103,844        65,555,110
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (34,404,614)      (38,741,258)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                    (34,404,614)      (38,741,258)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                    263,002,004       140,522,188
     Net asset value of shares issued for reinvestment of dividends       19,073,434        23,011,974
     Cost of shares reacquired                                          (333,565,951)     (185,826,459)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                                          (51,490,513)      (22,292,297)
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        (56,791,283)        4,521,555
NET ASSETS:
     Beginning of year                                                   598,377,681       593,856,126
-------------------------------------------------------------------------------------------------------
     End of year*                                                       $541,586,398      $598,377,681
=======================================================================================================
* Includes overdistributed net investment income of:                     $(1,316,529)         $(13,750)
=======================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     9

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,086,464 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

On June 12, 1998, the Fund's Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the year ended July 31, 1998, SB received sales charges of approximately $144,000 on sales of the Portfolio's Class A shares. In addition, CDSCs paid to SB were approximately:

                           Class A            Class B              Class L
================================================================================
CDSCs                      $1,000            $141,000              $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1998, total Distribution Plan fees incurred were:

                           Class A           Class B               Class L
================================================================================
Distribution Plan Fees     $975,661          $631,602              $16,373
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $2,009,828,487
--------------------------------------------------------------------------------
Sales                                                              2,015,457,488
================================================================================

At July 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $3,019,891
Gross unrealized depreciation                                          (694,308)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,325,583
================================================================================

4.   Capital Loss Carryforward

At July 31, 1998, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $16,544,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                   2003                  2004
================================================================================
Carryforward Amounts                            $12,946,000           $3,598,000
================================================================================

5.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6.   Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    11

================================================================================
Notes to Financial Statements (continued)
================================================================================

At July 31, 1998, the Fund had no reverse repurchase agreements outstanding.

During the year ended July 31, 1998, the maximum and average amount of reverse repurchase agreements transacted were as follows:

================================================================================
Maximum amount outstanding                                           $96,068,750
--------------------------------------------------------------------------------
Average amount outstanding                                           $62,250,592
================================================================================

Interest rates ranged from 1.25% to 5.02% during the period.

Interest expense for the year ended July 31, 1998 on borrowings by the Fund under reverse repurchase agreements totalled $698,652.

7.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1998, the Fund had no purchased call or put options outstanding.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 1998, the Fund did not write any call or put options.

8.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Stockholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1998, the Fund had no open futures contracts.

9.   Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities. At July 31, 1998, the Fund held nine TBA securities with a total cost of $306,405,080.

10.  Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At July 31, 1998, the Fund had no open dollar roll transactions.

11.  Capital Shares

At July 31, 1998, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At July 31, 1998, total paid-in capital amounted to the following for each class:

                                                                        Amount
================================================================================
Class A                                                             $420,316,012
--------------------------------------------------------------------------------
Class B                                                               46,215,478
--------------------------------------------------------------------------------
Class L                                                                2,644,585
--------------------------------------------------------------------------------
Class Y                                                               87,945,322
================================================================================


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    13

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                            Year Ended                                       Year Ended
                                                           July 31, 1998                                    July 31, 1997
                                                 ----------------------------------              ----------------------------------
                                                   Shares                  Amount                 Shares                  Amount
====================================================================================================================================
Class A
Shares sold                                      16,954,331           $ 216,616,814               6,171,191           $  76,961,923
Shares issued on reinvestment                     1,253,963              15,981,884               1,529,298              18,987,649
Shares redeemed                                 (21,101,340)           (269,419,526)            (12,456,843)           (155,307,950)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                     (2,893,046)          $ (36,820,828)             (4,756,354)          $ (59,358,378)
====================================================================================================================================
Class B
Shares sold                                         466,979           $   5,966,361                 609,775           $   7,606,444
Shares issued on reinvestment                       234,702               2,990,699                 318,982               3,960,584
Shares redeemed                                  (2,428,219)            (30,972,127)             (2,414,031)            (30,078,314)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                     (1,726,538)          $ (22,015,067)             (1,485,274)          $ (18,511,286)
====================================================================================================================================
Class L*
Shares sold                                         118,157           $   1,510,406                  74,553           $     929,800
Shares issued on reinvestment                         7,906                 100,851                   5,135                  63,741
Shares redeemed                                     (50,435)               (643,303)                (35,315)               (440,195)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         75,628           $     967,954                  44,373           $     553,346
====================================================================================================================================
Class Y
Shares sold                                       3,050,271           $  38,908,423               4,415,232           $  55,024,021
Shares issued on reinvestment                            --                      --                      --                      --
Shares redeemed                                  (2,556,109)            (32,530,995)                     --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        494,162           $   6,377,428               4,415,232           $  55,024,021
====================================================================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                     1998              1997(1)            1996(1)             1995            1994
====================================================================================================================================
Net Asset Value, Beginning of Year                $12.84             $12.27             $12.63             $12.50           $13.29
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.75               0.80               0.81               0.81             0.75
   Net realized and unrealized gain (loss)         (0.06)              0.59              (0.34)              0.10            (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.69               1.39               0.47               0.91             0.01
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.80)             (0.82)             (0.82)             (0.74)           (0.61)
   Capital                                            --                 --              (0.01)             (0.04)           (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.80)             (0.82)             (0.83)             (0.78)           (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $12.73             $12.84             $12.27             $12.63           $12.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        5.51%             11.80%              3.76%              7.67%            0.08%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $374,109           $414,571           $454,679           $528,533         $371,086
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                            5.78%              6.43%              6.46%              6.57%            5.60%
   Interest expense                                 0.13               0.22               0.47               0.14             0.19
   Other expenses                                   1.03               1.01               1.04               1.07             1.03
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              363%               121%               275%               292%             236%
====================================================================================================================================

Class B Shares                                     1998(1)            1997(1)            1996(1)            1995             1994
====================================================================================================================================
Net Asset Value, Beginning of Year                $12.84             $12.27             $12.63             $12.50           $13.29
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.67               0.74               0.75               0.75             0.69
   Net realized and unrealized gain (loss)         (0.05)              0.59              (0.34)              0.09            (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.62               1.33               0.41               0.84            (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.73)             (0.76)             (0.76)             (0.67)           (0.56)
   Capital                                            --                 --              (0.01)             (0.04)           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.73)             (0.76)             (0.77)             (0.71)           (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $12.73             $12.84             $12.27             $12.63           $12.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        4.99%             11.23%              3.24%              7.04%           (0.46)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $73,905            $96,747           $110,724           $132,882         $389,383
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                            5.27%              5.91%              5.94%              6.07%            5.08%
   Interest expense                                 0.13               0.22               0.47               0.14             0.19
   Other expenses                                   1.56               1.53               1.56               1.57             1.55
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              363%               121%               275%               292%             236%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    15

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class L Shares                                             1998(1)         1997(1)          1996(1)           1995          1994
====================================================================================================================================
Net Asset Value, Beginning of Year                        $12.84           $12.27           $12.63           $12.50         $13.29
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                    0.67             0.74             0.75             0.76           0.69
   Net realized and unrealized gain (loss)                 (0.04)            0.59            (0.34)            0.08          (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         0.63             1.33             0.41             0.84          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   (0.74)           (0.76)           (0.76)           (0.67)         (0.56)
   Capital                                                    --               --            (0.01)           (0.04)         (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.74)           (0.76)           (0.77)           (0.71)         (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $12.73           $12.84           $12.27           $12.63         $12.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                5.07%           11.26%            3.25%            7.04%         (0.46)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                            $2,811           $1,866           $1,238             $299            $72
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                    5.28%            6.01%            5.99%            6.12%          5.05%
   Interest expense                                         0.13             0.22             0.47             0.14           0.19
   Other expenses                                           1.49             1.46             1.49             1.52           1.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      363%             121%             275%             292%           236%
====================================================================================================================================

Class Y Shares                                         1998                1997(1)            1996(1)(2)
==========================================================================================================
Net Asset Value, Beginning of Year                    $12.84               $12.27               $12.86
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.80                 0.84                 0.35
   Net realized and unrealized gain (loss)             (0.06)                0.59                (0.49)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     0.74                 1.43                (0.14)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.84)               (0.86)               (0.44)
   Capital                                                --                   --                (0.01)
----------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.84)               (0.86)               (0.45)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $12.74               $12.84               $12.27
----------------------------------------------------------------------------------------------------------
Total Return                                            5.94%               12.16%               (1.10)%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $90,761              $85,194              $27,215
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                6.10%                6.82%                6.62%+
   Interest expense                                     0.13                 0.22                 0.47
   Other expenses                                       0.69                 0.62                 0.78+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  363%                 121%                 275%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average share method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
September 15, 1998


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    17

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, the Special Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                          Shares Voted               Percentage             Shares Voted              Percentage
Name of Director                               For                  Shares Voted               Against               Shares Voted
====================================================================================================================================
Herbert Barg                             22,465,492.128                97.067%               678,814.041                2.933%
Alfred J. Bianchetti                     22,458,339.810                97.036                685,966.359                2.964
Martin Brody                             22,472,789.695                97.099                671,516.474                2.901
Dwight B. Crane                          22,514,498.612                97.279                629,807.557                2.721
Burt N. Dorsett                          22,518,859.333                97.298                625,446.836                2.702
Elliot S. Jaffe                          22,499,388.172                97.213                644,917.997                2.787
Stephen E. Kaufman                       22,504,509.438                97.236                639,796.731                2.764
Joseph J. McCann                         22,505,466.669                97.240                638,859.500                2.760
Heath B. McLendon                        22,509,392.399                97.257                634,913.770                2.743
Cornelius C. Rose, Jr.                   22,517,407.391                97.291                626,898.778                2.709
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================================================================
"M"   Diversification                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Issuance of Senior Securities                                                                                      Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Borrowing                                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Lending by the Fund                                                                                                Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Margin and Short-Sales                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Real Estate                                                                                                        Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.*

                            Percentage                                     Percentage                                   Percentage
  Shares Voted               of Shares             Shares Voted             of Shares              Shares                of Shares
       For                     Voted                  Against                 Voted              Abstaining                Voted
====================================================================================================================================
20,828,128.794                90.307%               515,334.298              2.234%             1,720,246.086             7.459%
====================================================================================================================================

*    Broker non-votes constituted less than one percent of the shares voted.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

     A total of 15.39% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.






--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    19

                      [This page intentionally left blank]

Smith Barney
Managed
Governments
Fund Inc.

Directors                               Investment Adviser
Herbert Barg                            Mutual Management Corp.
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane                         Distributor
Burt N. Dorsett                         Smith Barney Inc.
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann                        Custodian
Heath B. McLendon, Chairman             PNC Bank, N.A.
Cornelius C. Rose, Jr.

Officers                                Shareholder Servicing Agent
Heath B. McLendon                       First Data Investor Services Group, Inc.
President and Chief Executive Officer   P.O. Box 9134
                                        Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy                         This report is submitted for the general
Vice President and Investment Officer   information of shareholders of Smith
                                        Barney Managed Governments Fund Inc. It
Thomas M. Reynolds                      is not authorized for distribution to
Controller                              prospective investors unless accompanied
                                        or preceded by a current Prospectus for
Christina T. Sydor                      the Fund, which contains information
Secretary                               concerning the Fund's investment
                                        policies and expenses as well as other
                                        pertinent information.











                                        SMITH BARNEY
                                        ------------
                                        A Member of TravelersGroup [LOGO]

                                        Smith Barney Managed
                                        Governments Fund Inc.
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com

                                        FD01181 9/98